CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 23, 2002, in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2 No. 333-83402 and 811-21043) of Pioneer High Income Trust.

                                              /s/ ERNST & YOUNG LLP
                                              ERNST & YOUNG LLP

Boston, Massachusetts
April 24, 2002